UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2017. The net asset value (NAV) at that date was $22.75 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's market price was $20.78.

The total returns for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2017
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	8.53%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	12.80%
FTSE NAREIT Equity REIT Index[b]	2.70%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	8.73%
Blended Benchmark—50% FTSE NAREIT Equity REIT Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	5.70%
S&P 500 Index[b]	9.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This a  As a closed-end investment company, the price of the Fund's exchange-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund's portfolio. The Fund's benchmarks do not include below-investment-grade securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

The U.S. stock market advanced strongly in the first half of 2017, aided by improving economic data, expectations of business-friendly government initiatives and generally positive year-ahead corporate guidance. Stocks, including real estate securities, also drew support from a benign interest-rate backdrop. While the Federal Reserve raised short-term interest rates by a total of 0.50% during the period in response to an improving economy, U.S. bond yields declined as inflation expectations dropped along with retreating oil prices. The yield on the 10-year Treasury fell from 2.5% at the start of the period to 2.3% at the end of the period.

Real estate investment trusts (REITs) had a positive overall return in this environment, although they trailed broad equity indexes, with strong gains in sectors such as data centers and industrial largely countered by declines in retail landlords. The disparity in returns partly reflected the differing effects of the rise of e-commerce on various property types. For example, the growth of online retail has led to increasing demand for the logistics services provided by industrial REITs, especially those that own warehouses located near densely populated areas. At the same time, online retail has been a growing source of competition for brick and mortar retailers, a factor behind a recent rise in store closings.

Preferred securities had a strong showing in the period, outperforming most segments of the fixed-income market. The group benefited from the decline in bond yields as well as a favorable technical dynamic, with continued light issuance relative to demand for preferreds' above-average income. In addition, the financial health of banks, which are the primary issuers of preferred securities, continued to improve. Notably, the Federal Reserve announced the results of its annual supervisory bank stress tests near the end of the period. For the first time, all 34 participating U.S. bank holding companies passed, maintaining adequate common equity Tier 1 capital ratios in the most severe hypothetical stress scenario.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis. Relative performance benefited from our underweights in regional mall and shopping center REITs, which were among the poorest performing sectors with significant declines. Retail landlords in general struggled amid ongoing news of store closings and concerns regarding the expansion of e-commerce, trends that could weigh on a number of these companies' operating fundamentals for an extended period.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

An overweight and favorable stock selection in data center REITs was additionally beneficial, with a significant contribution from our overweight in DuPont Fabros Technology (DuPont). The stock rallied after Digital Realty announced that it would acquire the company at a premium to DuPont's stock price at the time of the news.

Factors that detracted from relative performance included the Fund's underweight in health care property landlords. The sector was aided by a decline in interest rates, which increased the appeal of its above-average dividend yield. The underweight allocation was based on our view that health care REITs have relatively modest growth prospects. Stock selection in the diversified sector hindered performance as well.

The Fund's allocation to preferred securities had a positive absolute return and outperformed the broad preferreds universe as measured by the BofA Merrill Lynch Fixed-Rate Preferred Securities Index. Favorable security selection in the banking sector aided performance. Top contributors included certain out-of-index issues from European banks that had sizable returns amid improving economic growth and easing political concerns in the region. Security selection in the insurance sector helped performance as well. Security selection in the Fund's allocation to preferreds from utilities modestly detracted from relative performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the six-month period ended June 30, 2017.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return for the six-month period ended June 30, 2017.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2017, leverage represented 24% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	24%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.0%[a]
Weighted Average Term on Financing	4.0 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term on financing includes the three year extension.

b  Data as of June 30, 2017. Information is subject to change.

c  See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

June 30, 2017
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$44,667,274	3.1
Prologis	37,413,258	2.6
Equinix	36,039,569	2.5
Equity Residential	31,939,202	2.2
Essex Property Trust	28,616,656	2.0
Extra Space Storage	26,622,726	1.9
UDR	26,231,954	1.8
SL Green Realty Corp.	23,955,765	1.7
American Campus Communities	22,576,101	1.6
HCP	21,777,288	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2017 (Unaudited)

		Number of Shares	Value
COMMON STOCK	63.3%
COMMUNICATIONS—TOWERS	0.7%
Crown Castle International Corp.		78,025	$7,816,544
REAL ESTATE	62.6%
DIVERSIFIED	1.6%
American Assets Trust[a,b]		181,011	7,130,023
Washington REIT		318,761	10,168,476
			17,298,499
HEALTH CARE	5.4%
HCP[a,b]		681,392	21,777,288
Healthcare Trust of America, Class Aa,b		689,491	21,450,065
Physicians Realty Trust[a,b]		740,460	14,912,865
			58,140,218
HOTEL	3.5%
Host Hotels & Resorts[a,b]		952,766	17,407,035
Pebblebrook Hotel Trust[a,b]		219,895	7,089,415
Sunstone Hotel Investors[a,b]		856,730	13,810,487
			38,306,937
INDUSTRIALS	3.5%
Prologis[a,b]		638,016	37,413,258
NET LEASE	2.6%
Four Corners Property Trust		214,456	5,384,990
Gaming and Leisure Properties		264,452	9,961,907
Gramercy Property Trust[a,b]		426,267	12,664,393
			28,011,290
OFFICE	10.8%
Alexandria Real Estate Equities[a,b]		125,046	15,064,292
Boston Properties		62,842	7,730,823
Douglas Emmett[a,b]		308,082	11,771,813
Highwoods Properties[a,b]		269,384	13,660,463
Hudson Pacific Properties		238,800	8,164,572
Kilroy Realty Corp.[a,b]		241,457	18,145,493
SL Green Realty Corp.[a,b]		226,425	23,955,765
Vornado Realty Trust[a,b]		194,861	18,297,448
			116,790,669

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	16.1%
APARTMENT	10.9%
Apartment Investment & Management Co.[a,b]		231,507	$9,947,856
Equity Residential[a,b]		485,177	31,939,202
Essex Property Trust[a,b]		111,232	28,616,656
Mid-America Apartment Communities[a,b]		196,053	20,660,065
UDR[a,b]		673,132	26,231,954
			117,395,733
MANUFACTURED HOME	1.7%
Sun Communities[a,b]		213,633	18,733,478
SINGLE FAMILY	1.4%
Colony Starwood Homes[a,b]		452,044	15,509,630
STUDENT HOUSING	2.1%
American Campus Communities[a]		477,296	22,576,101
TOTAL RESIDENTIAL			174,214,942
SELF STORAGE	3.1%
CubeSmart[a]		281,601	6,769,688
Extra Space Storage[a,b]		341,317	26,622,726
			33,392,414
SHOPPING CENTERS	7.1%
COMMUNITY CENTER	2.1%
Brixmor Property Group[a,b]		584,432	10,449,644
Kimco Realty Corp.		166,174	3,049,293
Regency Centers Corp.[a,b]		156,608	9,809,925
			23,308,862
REGIONAL MALL	5.0%
GGP[a,b]		386,838	9,113,903
Simon Property Group[a,b]		276,133	44,667,274
			53,781,177
TOTAL SHOPPING CENTERS			77,090,039

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
SPECIALTY	8.9%
CoreCivic		206,790	$5,703,268
CyrusOne[a,b]		163,314	9,104,756
Digital Realty Trust		73,999	8,358,187
DuPont Fabros Technology[a,b]		251,756	15,397,397
Equinix[a,b]		83,977	36,039,569
Lamar Advertising Co., Class A		108,307	7,968,146
QTS Realty Trust, Class Aa,b		274,096	14,343,444
			96,914,767
TOTAL REAL ESTATE			677,573,033
TOTAL COMMON STOCK (Identified cost—$489,067,573)			685,389,577
PREFERRED SECURITIES—$25 PAR VALUE	20.8%
BANKS	5.3%
Bank of America Corp., 6.20%, Series CCa,c		134,575	3,607,956
Bank of America Corp., 6.00%, Series EEc		153,877	4,108,516
Bank of America Corp., 6.50%, Series Ya,c		113,268	3,049,175
Citigroup, 6.30%, Series Sa,c		139,006	3,711,460
GMAC Capital Trust I, 6.967%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)[a,b,d]		324,847	8,510,991
Huntington Bancshares, 6.25%, Series Da,c		158,430	4,352,072
JPMorgan Chase & Co., 6.10%, Series AAa,c		43,750	1,186,937
JPMorgan Chase & Co., 6.15%, Series BBa,c		78,600	2,154,426
JPMorgan Chase & Co., 6.125%, Series Yc		90,000	2,425,500
New York Community Bancorp, 6.375%, Series Ac		160,000	4,576,000
People's United Financial, 5.625%, Series Aa,c		104,699	2,923,196
Regions Financial Corp., 6.375%, Series Bc		113,497	3,305,033
Wells Fargo & Co., 5.85%[a,c]		192,386	5,321,397
Wells Fargo & Co., 5.70%, Series Wa,c		117,835	3,051,926
Wells Fargo & Co., 5.625%, Series Yc		184,825	4,751,851
			57,036,436

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	0.9%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)[a,c]		276,655	$7,356,257
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)[a,c]		89,392	2,346,540
			9,702,797
ELECTRIC	1.3%
INTEGRATED ELECTRIC	0.7%
DTE Energy Co., 5.375%, due 6/1/76, Series B		116,388	2,945,781
Integrys Holdings, 6.00%, due 8/1/73		162,977	4,402,416
			7,348,197
REGULATED ELECTRIC	0.6%
Southern Co./The, 6.25%, due 10/15/75		238,165	6,516,194
TOTAL ELECTRIC			13,864,391
FINANCIAL	2.9%
DIVERSIFIED FINANCIAL SERVICES	0.7%
KKR & Co. LP, 6.75%, Series Ac		140,000	3,820,600
State Street Corp., 5.35%, Series Gc		126,525	3,470,581
			7,291,181
INVESTMENT ADVISORY SERVICES	0.3%
Ares Management LP, 7.00%, Series Ac		136,000	3,628,480
INVESTMENT BANKER/BROKER	1.9%
Charles Schwab Corp./The, 5.95%, Series Dc		122,400	3,337,848
Morgan Stanley, 6.875%[a,c]		254,714	7,460,573
Morgan Stanley, 6.375%, Series Ia,c		164,338	4,690,206
Morgan Stanley, 5.85%, Series Kc		166,775	4,556,293
			20,044,920
TOTAL FINANCIAL			30,964,581
INDUSTRIALS—CHEMICALS	1.1%
CHS, 6.75%[a,c]		130,453	3,689,211
CHS, 7.50%, Series 4[c]		74,495	2,152,161
CHS, 7.10%, Series IIa,b,c		193,453	5,691,387
			11,532,759

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
INSURANCE	3.0%
LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Aegon NV, 6.50% (Netherlands)[c]		41,743	$1,093,249
MULTI-LINE	1.1%
American Financial Group, 6.00%, due 11/15/55		99,000	2,717,550
American Financial Group, 6.25%, due 9/30/54		139,041	3,748,545
Hanover Insurance Group/The, 6.35%, due 3/30/53		78,400	2,026,640
WR Berkley Corp., 5.75%, due 6/1/56		139,375	3,664,169
			12,156,904
MULTI-LINE—FOREIGN	0.2%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[c]		74,903	2,040,358
PROPERTY CASUALTY—FOREIGN	0.6%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)[c]		160,000	3,985,600
Validus Holdings Ltd., 5.80% (Bermuda)[c]		111,038	2,813,703
			6,799,303
REINSURANCE	0.4%
Reinsurance Group of America, 5.75%, due 6/15/56[a]		138,000	4,007,520
REINSURANCE—FOREIGN	0.6%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)[c]		241,762	5,891,740
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)[c]		30,324	852,104
			6,743,844
TOTAL INSURANCE			32,841,178
INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
Qwest Corp., 7.00%, due 4/1/52		87	2,213
PIPELINES	0.3%
NuStar Energy LP, 7.625%, Series Bc		113,604	2,857,141

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares	Value
REAL ESTATE	4.6%
DIVERSIFIED	1.6%
Colony NorthStar, 8.50%, Series Dc		90,426	$2,382,725
Coresite Realty Corp., 7.25%, Series Ac		79,200	2,025,936
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,c]		76,536	3,865,068
VEREIT, 6.70%, Series Fa,c		284,902	7,575,544
Wells Fargo Real Estate Investment Corp., 6.375%, Series Ac		60,862	1,652,404
			17,501,677
HOTEL	0.5%
Hersha Hospitality Trust, 6.875%, Series Ca,c		134,345	3,441,919
Sunstone Hotel Investors, 6.95%, Series Ec		65,000	1,682,200
			5,124,119
INDUSTRIALS	0.6%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		140,000	3,605,000
STAG Industrial, 6.875%, Series Cc		96,000	2,564,160
			6,169,160
NET LEASE	0.4%
Gramercy Property Trust, 7.125%, Series Ac		151,270	4,084,290
RESIDENTIAL	0.3%
MANUFACTURED HOME	0.1%
Equity Lifestyle Properties, 6.75%, Series Cc		60,843	1,548,454
SINGLE FAMILY	0.2%
American Homes 4 Rent, 5.00%, Series Ac		79,685	2,274,210
TOTAL RESIDENTIAL			3,822,664
SHOPPING CENTERS—COMMUNITY CENTER	0.9%
Cedar Realty Trust, 7.25%, Series Ba,b,c		181,004	4,593,881
DDR Corp., 6.50%, Series Ja,c		120,000	3,008,400
Saul Centers, 6.875%, Series Ca,c		84,140	2,169,971
			9,772,252

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Number of Shares		Value
SPECIALTY	0.3%
Digital Realty Trust, 6.35%, Series Ic		140,000		$3,801,000
TOTAL REAL ESTATE				50,275,162
TECHNOLOGY—SOFTWARE	0.3%
eBay, 6.00%, due 2/1/56		133,000		3,640,210
UTILITIES	1.1%
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		116,605		2,953,605
SCE Trust IV, 5.375%, Series Jc		86,165		2,434,161
SCE Trust V, 5.45%, Series Ka,b,c		93,469		2,701,254
SCE Trust VI, 5.00%[c]		142,000		3,530,120
				11,619,140
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$203,422,357)				224,336,008
		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	45.2%
BANKS	9.0%
Bank of America Corp., 6.30%, Series DDa,c		$3,900,000		4,382,625
Bank of America Corp., 6.50%, Series Za,c		6,113,000		6,804,869
Citigroup, 6.125%, Series Rc		4,806,000		5,172,457
Citigroup, 6.25%, Series Tc		4,425,000		4,914,516
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000		5,975,359
CoBank ACB, 6.25%, 144A, Series Fa,c,e		33,000	†	3,446,438
CoBank ACB, 6.125%, Series Ga,c		46,500	†	4,658,719
CoBank ACB, 6.25%, Series Ic		4,334,000		4,778,361
Farm Credit Bank of Texas, 6.75%, 144Aa,c,e		63,000	†	6,882,750
Farm Credit Bank of Texas, 10.00%, 144A, Series Ia,c,e		6,000	†	7,378,125
Goldman Sachs Group/The, 5.70%, Series Lc		2,520,000		2,625,840
Huntington Bancshares, 8.50%, Series A (Convertible)[a,c]		2,205	†	3,184,020
JPMorgan Chase & Co., 7.90%, Series Ia,c		7,000,000		7,285,250
JPMorgan Chase & Co., 6.75%, Series Sa,c		6,650,000		7,564,375
JPMorgan Chase & Co., 5.30%, Series Zc		2,500,000		2,609,375
PNC Financial Services Group, 6.75%[c]		3,775,000		4,261,031

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
Wells Fargo & Co., 7.98%, Series Ka,c		$5,475,000	$5,694,000
Wells Fargo & Co., 5.875%, Series Uc		5,270,000	5,813,969
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		3,700,000	4,193,950
			97,626,029
BANKS—FOREIGN	16.8%
Australia & New Zealand Banking Group Ltd./ United Kingdom, 6.75%, 144A (Australia)[c,e]		3,200,000	3,541,958
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)[c]		6,200,000	8,127,821
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[c]		2,600,000	2,723,484
Banco Santander SA, 6.75% (EUR) (Spain)[c]		3,000,000	3,688,675
Barclays PLC, 7.875% (United Kingdom)[c]		3,400,000	3,666,526
Barclays PLC, 8.25% (United Kingdom)[a,c]		5,320,000	5,652,500
BNP Paribas, 7.195%, 144A (France)[a,c,e]		4,500,000	5,180,625
BNP Paribas SA, 7.375%, 144A (France)[c,e]		2,000,000	2,227,500
BNP Paribas SA, 7.625%, 144A (France)[a,c,e]		8,000,000	8,820,000
Credit Agricole SA, 8.125%, 144A (France)[a,c,e]		7,300,000	8,506,142
Credit Suisse Group AG, 7.125% (Switzerland)[c]		4,800,000	5,168,400
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a,c,e]		1,605,000	1,803,643
Danske Bank A/S, 6.125% (Denmark)[c]		3,500,000	3,666,600
DNB Bank ASA, 6.50% (Norway)[c]		4,700,000	5,036,614
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,e]		4,835,906	6,095,398
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,c,e]		6,192,000	9,756,239
HSBC Holdings PLC, 6.00% (United Kingdom)[c]		3,500,000	3,627,750
HSBC Holdings PLC, 6.375% (United Kingdom)[c]		1,800,000	1,919,700
HSBC Holdings PLC, 6.875% (United Kingdom)[c]		5,200,000	5,629,000
HSBC Holdings PLC, 4.75%, Series EMTN (EUR) (United Kingdom)[c]		1,800,000	2,062,058
ING Groep N.V., 6.875% (Netherlands)[c]		4,200,000	4,496,285
Intesa Sanpaolo SpA, 7.00%, Series EMTN (EUR) (Italy)[c]		1,200,000	1,446,427
Lloyds Banking Group PLC, 7.50% (United Kingdom)[a,c]		6,166,000	6,817,284

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)[c,e]		$2,000,000		$2,050,000
Nationwide Building Society, 10.25% (GBP) (United Kingdom)[c]		4,790,000		9,420,488
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,c,e]		11,375,000		13,254,719
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)[a,c]		2,241,000		2,773,238
Royal Bank of Scotland Group PLC, 8.00% (United Kingdom)[c]		2,000,000		2,176,360
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)[c]		8,000,000		8,740,000
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)[c]		1,400,000		1,903,861
Societe Generale SA, 7.375%, 144A (France)[c,e]		4,200,000		4,525,500
Standard Chartered PLC, 7.50%, 144A (United Kingdom)[c,e]		3,000,000		3,217,500
Standard Chartered PLC, 7.75%, 144A (United Kingdom)[c,e]		3,100,000		3,336,375
Swedbank AB, 6.00% (Sweden)[c]		4,200,000		4,425,515
UBS Group AG, 6.875% (Switzerland)[c]		2,000,000		2,135,012
UBS Group AG, 6.875% (Switzerland)[c]		2,000,000		2,162,030
UBS Group AG, 7.00% (Switzerland)[c]		1,600,000		1,774,987
UBS Group AG, 7.125% (Switzerland)[c]		3,000,000		3,183,747
UBS Group AG, 7.125% (Switzerland)[c]		5,000,000		5,411,250
UniCredit SpA, 6.625% (EUR) (Italy)[c]		1,400,000		1,594,013
				181,745,224
FOOD	1.9%
Dairy Farmers of America, 7.875%, 144Ac,e,f		52,100	†	5,550,281
Dairy Farmers of America, 7.875%, 144A ($100 Par Value)[c,e]		82,000	†	9,304,441
Land O' Lakes, 7.25%, 144Ac,e		5,000,000		5,356,250
TOTAL FOOD				20,210,972
INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.3%
General Electric Co., 5.00%, Series Da,b,c		13,236,000		14,065,236

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
INSURANCE	10.9%
LIFE/HEALTH INSURANCE	4.2%
MetLife, 10.75%, due 8/1/69[a]		$3,592,000	$5,989,660
MetLife, 9.25%, due 4/8/38, 144Aa,e		9,265,000	13,828,012
MetLife, 5.25%, Series Cc		5,266,000	5,480,432
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ae		2,881,000	3,904,043
Prudential Financial, 5.20%, due 3/15/44		2,000,000	2,122,500
Prudential Financial, 5.625%, due 6/15/43[a]		9,464,000	10,410,400
Voya Financial, 5.65%, due 5/15/53		3,550,000	3,780,750
			45,515,797
LIFE/HEALTH INSURANCE—FOREIGN	4.7%
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)[c,e]		6,100,000	6,060,350
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)[a,c,e]		3,400,000	3,619,300
Demeter BV (Swiss Re Ltd.), 4.625% (Netherlands)[c]		1,400,000	1,407,000
Demeter BV (Swiss Re Ltd.), 5.625%, due 8/15/52 (Netherlands)		4,200,000	4,504,987
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)		2,400,000	2,599,634
La Mondiale Vie, 7.625% (France)[c]		4,500,000	4,832,015
Legal & General Group PLC, 5.25%, due 3/21/47, Series EMTN (United Kingdom)		2,400,000	2,525,611
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)[a,e]		7,350,000	7,901,250
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)[a,e]		10,000,000	10,487,500
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (Cayman Islands)		2,600,000	2,613,000
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)[a,e]		3,300,000	3,806,220
			50,356,867

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount		Value
MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.463%, 144A (France)[a,c,e]		$3,250,000		$3,357,640
PROPERTY CASUALTY	0.8%
Liberty Mutual Group, 7.80%, due 3/7/87, 144Aa,e		7,077,000		8,833,016
PROPERTY CASUALTY—FOREIGN	0.9%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)		6,003,000		6,703,850
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)		2,800,000		2,990,140
				9,693,990
TOTAL INSURANCE				117,757,310
INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,e]		3,254	†	3,781,758
MATERIAL—METALS & MINING	1.0%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)[a,b,e]		9,600,000		10,992,864
MEDIA	0.2%
Viacom, 6.25%, due 2/28/57		2,500,000		2,604,930
PIPELINES	1.3%
Transcanada Trust, 5.30%, due 3/15/77 (Canada)		4,000,000		4,119,500
Transcanada Trust, 5.625%, due 5/20/75 (Canada)		2,700,000		2,858,787
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)		7,002,000		7,616,076
				14,594,363
UTILITIES	2.4%
ELECTRIC UTILITIES	0.1%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series Da		1,038,000		1,047,103

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

		Principal Amount	Value
ELECTRIC UTILITIES—FOREIGN	2.3%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)[a,b]		$13,450,000	$15,265,750
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a,e]		8,510,000	10,148,175
			25,413,925
TOTAL UTILITIES			26,461,028
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$438,544,699)			489,839,714
		Number	of Shares
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.83%[g]		23,800,000	23,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,800,000)			23,800,000
TOTAL INVESTMENTS (Identified cost—$1,154,834,629)	131.5%		1,423,365,299
LIABILITIES IN EXCESS OF OTHER ASSETS	(31.5)		(341,184,321)
NET ASSETS (Equivalent to $22.75 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$1,082,180,978

Note: Percentages indicated are based on the net assets of the Fund.

†  Represents shares.

a  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $721,889,436 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $312,764,451 in aggregate has been rehypothecated.

c  Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called earlier by the issuer.

d  Variable rate. Rate shown is in effect at June 30, 2017.

e  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $196,954,012 or 18.2% of the net assets of the Fund, of which 0.5% are illiquid.

f  Security value is determined based on significant unobservable inputs (Level 3).

g  Rate quoted represents the annualized seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2017 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	13,738,956	USD	15,479,091	7/5/17	$(212,853)
Brown Brothers Harriman	GBP	9,097,473	USD	11,753,844	7/5/17	(95,156)
Brown Brothers Harriman	USD	15,673,126	EUR	13,738,956	7/5/17	18,818
Brown Brothers Harriman	USD	11,819,528	GBP	9,097,473	7/5/17	29,472
Brown Brothers Harriman	EUR	14,833,271	USD	16,944,861	8/2/17	(21,242)
Brown Brothers Harriman	GBP	8,708,085	USD	11,323,123	8/2/17	(28,786)
						$(309,747)

The total amount of all forward foreign currency exchange contracts as presented in the table above, is representative of the volume of activity for this derivative type during the six months ended June 30, 2017.

Glossary of Portfolio Abbreviations

EUR   Euro Currency

FRN   Floating Rate Note

GBP   Great British Pound

LIBOR   London Interbank Offered Rate

REIT   Real Estate Investment Trust

TruPS   Trust Preferred Securities

USD   United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,154,834,629)	$1,423,365,299
Cash	7,957,141
Receivable for:
Dividends and interest	8,899,058
Investment securities sold	447,322
Unrealized appreciation on forward foreign currency exchange contracts	48,290
Other assets	35,266
Total Assets	1,440,752,376
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	358,037
Payable for:
Credit agreement	350,000,000
Investment securities purchased	6,940,376
Investment management fees	766,119
Dividends declared	240,015
Administration fees	63,584
Interest expense	39,075
Directors' fees	68
Other liabilities	164,124
Total Liabilities	358,571,398
NET ASSETS	$1,082,180,978
NET ASSETS consist of:
Paid-in capital	$803,300,258
Dividends in excess of net investment income	(11,447,012)
Accumulated undistributed net realized gain	22,105,937
Net unrealized appreciation	268,221,795
$1,082,180,978
NET ASSET VALUE PER SHARE:
($1,082,180,978 ÷ 47,566,736 shares outstanding)	$22.75
MARKET PRICE PER SHARE	$20.78
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(8.66)%

a  Includes $312,764,451 which has been rehypothecated in connection with the Fund's credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividend income	$16,654,430
Interest income	13,377,569
Rehypothecation income	36,337
Total Investment Income	30,068,336
Expenses:
Investment management fees	4,539,211
Interest expense	3,461,532
Administration fees	477,512
Custodian fees and expenses	67,235
Shareholder reporting expenses	65,518
Professional fees	50,240
Directors' fees and expenses	38,671
Transfer agent fees and expenses	10,752
Miscellaneous	49,089
Total Expenses	8,759,760
Net Investment Income (Loss)	21,308,576
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,520,070
Foreign currency transactions	(14,187)
Forward foreign currency exchange contracts	(704,059)
Net realized gain (loss)	13,801,824
Net change in unrealized appreciation (depreciation) on:
Investments	48,309,480
Foreign currency translations	2,836
Forward foreign currency exchange contracts	(480,209)
Net change in unrealized appreciation (depreciation)	47,832,107
Net Realized and Unrealized Gain (Loss)	61,633,931
Net Increase (Decrease) in Net Assets Resulting from Operations	$82,942,507

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Six	For the Months Ended June 30, 2017	Year Ended December 31, 2016
Change in Net Assets:
From Operations:
Net investment income (loss)	$21,308,576	$48,850,479
Net realized gain (loss)	13,801,824	45,633,671
Net change in unrealized appreciation (depreciation)	47,832,107	(18,354,595)
Net increase (decrease) in net assets resulting from operations	82,942,507	76,129,555
Dividends and Distributions to Shareholders from:
Net investment income	(35,389,652)	(46,173,805)
Net realized gain	—	(24,320,098)
Total dividends and distributions to shareholders	(35,389,652)	(70,493,903)
Total increase (decrease) in net assets	47,552,855	5,635,652
Net Assets:
Beginning of period	1,034,628,123	1,028,992,471
End of period[a]	$1,082,180,978	$1,034,628,123

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $11,447,012 and $2,634,064, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$82,942,507
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(235,204,133)
Proceeds from sales and maturities of long-term investments	248,981,586
Net purchases, sales and maturities of short-term investments	(9,000,000)
Net amortization of premium on investments	580,003
Net decrease in dividends and interest receivable and other assets	2,507,923
Net decrease in interest expense payable, accrued expenses and other liabilities	(84,015)
Net change in unrealized appreciation on investments	(48,309,480)
Net change in unrealized depreciation on forward foreign currency exchange contracts	480,209
Net realized gain on investments	(14,520,070)
Cash provided by operating activities	28,374,530
Cash Flows from Financing Activities:
Dividends and distributions paid	(35,391,059)
Increase (decrease) in cash	(7,016,529)
Cash at beginning of period	14,973,670
Cash at end of period	$7,957,141

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2017, interest paid was $3,479,083.

During the six months ended June 30, 2017, as part of an exchange offer from one of the Fund's investments, the Fund received shares of a new security valued at $6,357,291.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.75	$21.63	$21.62	$17.88	$18.37	$15.34
Income (loss) from investment operations:
Net investment income (loss)[a]	0.45	1.03	0.91	0.96	0.83	0.95
Net realized and unrealized gain (loss)	1.29	0.57	0.57	4.07 [b]	(0.13)[c]	3.28
Total from investment operations	1.74	1.60	1.48	5.03	0.70	4.23
Less dividends and distributions to shareholders from:
Net investment income	(0.74)	(0.97)	(1.48)	(1.29)	(1.20)	(1.20)
Net realized gain	—	(0.51)	—	—	—	—
Total dividends and distributions to shareholders	(0.74)	(1.48)	(1.48)	(1.29)	(1.20)	(1.20)
Anti-dilutive effect from the repurchase of shares	—	—	0.01	—	0.01	—
Net increase (decrease) in net asset value	1.00	0.12	0.01	3.74	(0.49)	3.03
Net asset value, end of period	$22.75	$21.75	$21.63	$21.62	$17.88	$18.37
Market value, end of period	$20.78	$19.12	$18.44	$18.99	$15.70	$16.99
Total net asset value return[d]	8.53%[e]	8.43%	8.45%	29.87%	4.48%	28.45%
Total market value return[d]	12.80%[e]	11.79%	5.26%	29.91%	–0.80%	28.79%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2017	2016	2015	2014	2013	2012
Net assets, end of period (in millions)	$1,082.2	$1,034.6	$1,029.0	$1,032.7	$854.3	$883.1
Ratio of expenses to average daily net assets	1.67%[f]	1.65%	1.67%	1.71%	1.82%	1.63%
Ratio of expenses to average daily net assets (excluding interest expense)	1.01%[f]	1.01%	1.03%	1.03%	1.10%	1.10%
Ratio of net investment income (loss) to average daily net assets	4.06%[f]	4.64%	4.18%	4.76%	4.38%	5.45%
Ratio of expenses to average daily managed assets[g]	1.25%[f]	1.24%	1.25%	1.26%	1.31%	1.15%
Portfolio turnover rate	17%[e]	46%	42%	54%	51%	49%
Credit Agreement:
Asset coverage ratio for credit agreement	409%	396%	394%	395%	344%	352%
Asset coverage per $1,000 for credit agreement	$4,092	$3,956	$3,940	$3,951	$3,441	$3,523

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.99 and the total return on an NAV basis would have been 29.58%.

c  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(0.17) and the total return on an net asset value (NAV) basis would have been 4.33%.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Annualized.

g  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

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investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 as of June 30, 2017.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$685,389,577	$685,389,577	$—	$—
Preferred Securities— $25 Par Value:
Electric— Integrated Electric	7,348,197	2,945,781	4,402,416	—
Other Industries	216,987,811	216,987,811	—	—
Preferred Securities— Capital Securities:
Banks	97,626,029	3,184,020	94,442,009	—
Food	20,210,972	—	14,660,691	5,550,281
Other Industries	372,002,713	—	372,002,713	—
Short-Term Investments	23,800,000	—	23,800,000	—
Total Investments[a]	$1,423,365,299	$908,507,189	$509,307,829	$5,550,281	[b]

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	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Forward foreign currency exchange contracts	$48,290	$—	$48,290	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$48,290	$—	$48,290	$—
Forward foreign currency exchange contracts	$(358,037)	$—	$(358,037)	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(358,037)	$—	$(358,037)	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of December 31, 2016	$4,194,211
Purchases	1,282,500
Change in unrealized appreciation (depreciation)	73,570
Balance as of June 30, 2017	$5,550,281

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $73,570.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend

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date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At June 30, 2017, the Fund did not have any option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities,

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on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: The Fund makes regular distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2017, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2017, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2017, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2017, the effective administration fee paid by the Fund was 0.054% and the Fund incurred $378,514 in fees under this administration agreement. On June 13, 2017, the Board of Directors of the Fund approved an amendent to the Fund's administration agreement with the investment manager effective October 1, 2017, to eliminate breakpoints and increase the administration fee to an annual rate of 0.06% of the average daily managed assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,309 for the six months ended June 30, 2017.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2017, totaled $241,152,569 and $238,885,989, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2017 and the effect of derivatives held during the six months ended June 30, 2017, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward foreign currency exchange contracts[a]	Unrealized appreciation	$48,290	Unrealized depreciation	$358,037

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(704,059)	$(480,209)

Note 5. Income Tax Information

As of June 30, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$1,154,834,629
Gross unrealized appreciation	$274,363,624
Gross unrealized depreciation	(5,832,954)
Net unrealized appreciation (depreciation)	$268,530,670

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 6, 2016, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2017, through the fiscal year ended December 31, 2017.

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective

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upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2017, the Fund had outstanding borrowings of $350,000,000 at a weighted average rate of 2.0%. During the six months ended June 30, 2017, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 2.0%. As of June 30, 2017, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $312,764,451. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2017. During the six months ended June 30, 2017, the Fund earned $36,337 in fees from rehypothecated securities.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in "market making," are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund's ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further,

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transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund's foreign currency risks, and such investments are subject to the risks described under "Derivatives and Hedging Transactions Risk" below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund's use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager's ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

disclosure (Modernization) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In August 2016, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-15). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

In November 2016, the FASB issued a new Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" (ASU 2016-18). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. The Fund does not expect the adoption of the new standard to have a material effect on its financial statements and related disclosures.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The adoption will have no effect on the Fund's net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2017. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	42,063,834.565	781,177.073
Bonnie Cohen	41,718,094.790	1,126,916.848
Dean Junkans	41,794,007.090	1,051,004.548
Richard E. Kroon	41,592,943.023	1,252,068.615

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2017) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
6.32%	13.50%	7.54%	10.13%	9.07%	12.82%	7.46%	9.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Implementation of Asset Allocation Strategy Group

The Asset Allocation Strategy Group (ASG) aggregates economic outlook, risk and relative value to develop views across asset classes and makes recommendations on allocations among the asset classes. The portfolio managers of the Fund oversee the implementation of the ASG's asset allocation recommendations to the best degree possible. In consideration of the portfolio objectives and constraints, the portfolio managers have discretion to adjust the ASG's recommended allocations. Each portfolio manager on the team then directs and supervises allocation decisions for their respective asset class, and leads and guides the other members of their investment team.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund's dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund's performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the three- and five-year periods ended March 31, 2017, ranking in the first quintile for each. The Fund represented the peer group median for the ten-year period, ranking in the third quintile, and underperformed the peer group median for the one-year period, ranking in the fourth quintile. The Board of Directors noted that the Fund outperformed its blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2017. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other funds investing in real estate and preferred securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees at managed and common asset levels ranked in the second quintiles for each. The Board of Directors noted that the Fund's total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Funds' medians, ranking the Fund in the third quintile for each. The Board of Directors also noted that the Fund's total expense ratios excluding investment-related expenses at managed and common asset levels ranked in the first and second quintiles, respectively. The Board of Directors considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors then approved a 0.006% increase in the administration fee paid by the Fund by eliminating breakpoints. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Assistant Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RNPSAR

Semiannual Report June 30, 2017

Cohen & Steers REIT and Preferred Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:  September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date:  September 7, 2017